UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

Waystar Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-42125	84-2886542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Digital Drive, #300

Lehi, Utah 84043

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 492-9782

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On July 23, 2025, Waystar Holding Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Morton Merger Sub 1, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Reverse Merger Sub”), Isotope Holding, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Forward Merger Sub”), Iodine Software Holdings, Inc. (“Iodine”), Iodine Software Parent, LLC (“Parent”) and Shareholder Representative Services LLC, as the equityholder representative, pursuant to which the Company will acquire Iodine through a sequence of mergers with Reverse Merger Sub and Forward Merger Sub, with Forward Merger Sub as the surviving company of such mergers (the “Merger”). The consideration to be paid by the Company is comprised of approximately $625 million in cash consideration and an aggregate of 16,751,54 shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) to be issued to certain equityholders of Parent, in each case, subject to certain adjustments as described in the Merger Agreement, representing an enterprise value of $1,250 million. The Merger has been unanimously approved by each of the board of directors of the Company and the board of directors of Iodine and has also been approved by Parent, its sole equityholder as of the date hereof.

The consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including without limitation (i) the absence of any applicable law prohibiting the transactions contemplated by the Merger Agreement, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the accuracy of representations and warranties set forth in the Merger Agreement and compliance with covenants set forth in the Merger Agreement (in each case, subject to certain materiality or material adverse effect qualifications) and (iv) the absence of any material adverse effect with respect to Iodine.

The Merger Agreement contains certain termination rights for the parties, including, among others, if the Merger does not close before November 23, 2025 (the “Termination Date”) or issuance by any governmental authority of an order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger.

The parties have made customary representations, warranties and covenants in the Merger Agreement, including covenants relating to (i) the conduct of each party’s respective businesses in the ordinary course between the date of the signing of the Merger Agreement and the consummation of the proposed transaction and (ii) the parties using their respective reasonable best efforts to obtain any necessary approvals from governmental authorities, on the terms and subject to the conditions set forth in the Merger Agreement.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement is being filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Iodine or the Company or any other parties to the Merger Agreement. The representations, warranties and covenants of each party set forth in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The Company’s investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Iodine, the Company, the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files with the Securities and Exchange Commission.

Stockholders Agreements

In connection with entry into the Merger Agreement, on July 23, 2025, the Company entered into a Stockholder and Lockup Agreement (the “Stockholder and Lockup Agreement”), effective upon the closing of the Merger (the “Closing Date”), with certain affiliates of Advent International, L.P. (“Advent”), the chief executive officer of Iodine (the “Iodine CEO”), and certain other equityholders of Parent which includes, among other things, (i) restricting the transfer of the Company Common Stock to be received by them in connection with the Merger for a period of 18 months after the Closing Date for Advent and the Iodine CEO, 12 months after the Closing Date for certain entities affiliated with Michael Kadyan, and six months after the Closing Date for all other equityholders and (ii) that on the terms and subject to the conditions set forth in the Stockholder and Lockup Agreement, from and after the Closing Date, Advent will be entitled to nominate one representative (the “Advent Nominee”) to be appointed to the Board of Directors of the Company (the “Board”) until such time as Advent and their permitted transferees no longer beneficially own at least 5% of the then-outstanding shares of Company Common Stock (the “Fall-Away of Advent Board Rights”). In connection with the foregoing, the Board shall take all action necessary to cause the Advent Nominee to be appointed as a member of the Board as a Class II director promptly after the Closing Date, and following the Closing Date and until the occurrence of the Fall-Away of Advent Board Rights, the Company will nominate the Advent Nominee to be elected at each annual meeting of the Company’s stockholders that the Advent Nominee is up for election, recommend that holders of Company Common Stock vote to elect such Advent Nominee and use its reasonable efforts to cause the election to the Board of a slate of directors that includes such Advent Nominee. Following the Fall-Away of Advent Board Rights, the Advent Nominee shall be obligated to, at least 60 days prior to the expected date of the next stockholders meeting, offer to resign from the Board effective as of the last day of the then-current term of the Advent Nominee’s service as a director.

The Stockholder and Lockup Agreement will automatically terminate in the event that the transactions contemplated by the Merger Agreement are not consummated or the Merger Agreement is terminated prior to the Termination Date.

In connection with the foregoing, the Company has also amended its stockholders agreement, dated as of June 10, 2024, as amended as of April 10, 2025, by and among the Company and the other parties thereto, to, subject to the occurrence of the closing of the Merger, increase the size of the Board from twelve (12) directors to thirteen (13) directors and permit the appointment of the Advent Nominee (such amendment, the “Existing Stockholders Agreement Amendment”). The Existing Stockholders Agreement Amendment will automatically terminate in the event that the Stockholder and Lockup Agreement is terminated prior to the Termination Date.

The foregoing summary of the Stockholder and Lockup Agreement and the Existing Stockholders Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stockholder and Lockup Agreement and the Existing Stockholders Agreement Amendment attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Joinder to Registration Rights Agreement

In connection with entry into the Merger Agreement, on July 23, 2025, the Company entered into a Joinder Agreement (the “Joinder Agreement”) to the Amended and Restated Registration Rights Agreement, dated as of June 10, 2024, with Advent, which provides for, among other things, that 18 months after the Closing Date, (i) the right to initiate up to two short-form demand registrations and/or shelf take-downs, (ii) certain piggyback registration rights of Advent as a holder thereunder and (iii) an obligation of the Company, upon the request of Advent, to amend its existing shelf registration statement to include shares of Company Common Stock received by Advent in the Merger.

The Joinder Agreement will automatically terminate in the event that the transactions contemplated by the Merger Agreement are not consummated or the Merger Agreement is terminated prior to the Termination Date.

The foregoing summary of the Joinder Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Joinder Agreement attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On July 23, 2025, the Company issued a press release announcing the transaction and preliminary results for the fiscal quarter ended June 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02, including the corresponding Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

The information included under Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including the corresponding Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions that the forward-looking information presented in this Current Report is not a guarantee of future events, and that actual events and results may differ materially from those made in, or suggested by, the forward-looking information contained in this Current Report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” or “continue,” or the negative thereof, or variations thereon, or similar terminology.

A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including, but not limited to: (i) the risk that the proposed Merger may not be completed in a timely manner or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of certain regulatory approvals; (iii) the occurrence of any event, change, or circumstance that could give rise to the termination of the Merger Agreement; (iv) the effect of the announcement of the proposed transaction on the Company’s business relationships, operating results, and business generally; (v) unexpected costs, charges, or expenses resulting from the proposed Merger; and (vi) other risks described in the risk factors set forth in the Company’s filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, filed with the SEC on February 18, 2025.

Any forward-looking information presented herein is made only as of the date of this Current Report, and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 23, 2025, by and among Waystar Holding Corp., Morton Merger Sub 1, Inc., Isotope Holding, LLC, Iodine Software Holdings, Inc., Iodine Software Parent, LLC and Shareholder Representative Services LLC, as the equityholder representative
10.1	Stockholder and Lockup Agreement among Waystar Holding Corp., AIO Holdings LP, William Chan and the other parties named therein, dated as of July 23, 2025
10.2	Amendment No. 2 to the Stockholders Agreement among Waystar Holding Corp. and the other parties named therein, dated as of July 23, 2025
10.3	Joinder Agreement to Amended and Restated Registration Rights Agreement, dated as of July 23, 2025
99.1	Press Release dated July 23, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

 *The schedules and exhibits to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the Securities and Exchange Commission upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 23, 2025	Waystar Holding Corp.

	By:	/s/ Gregory R. Packer
	Name:	Gregory R. Packer
	Title:	Chief Legal Officer